SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                               FORM 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 1998
                                                 --------------

                        ARVIN INDUSTRIES, INC.
                        ----------------------
        (Exact name of registrant as specified in its charter)

                                Indiana
                                -------
            (State or other jurisdiction of incorporation)


                  1-302                             35-0550190
        -----------------------                 ------------------
        (Commission File Number)                  (IRS Employer
                                                Identification No.)

One Noblitt Plaza, P.O. Box 3000, Columbus, Indiana       47202-3000
--------------------------------------------------------------------
     (Address of principal executive offices)             (Zip Code)

     Registrant's Telephone number, including area code (812) 379-3000
                                                        --------------


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ITEM 5.   OTHER EVENTS.

     The Registrant filed with the Securities and Exchange Commission a Prospectus Supplement and related Prospectus dated March 18, 1998 regarding an offering of $100,000,000 of its 6.75% Notes due March 15, 2008 that have been registered under the Securities Act of 1933 on Form S-3 (No. 33-53087). A copy of the form of 6.75% Notes due March 15, 2008 is attached hereto as Exhibit 4. The terms of the offering of such 6.75% Notes due March 15, 2008 were established in an Underwriting Agreement, dated March 18, 1998, among the Registrant, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc. (the "Underwriting Agreement"). The closing for the issuance of the Notes is scheduled to take place on March 23, 1998. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

1) Underwriting Agreement among the Registrant, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc., dated March 18, 1998.

4)   Form of 6.75% Notes due March 15, 2008.


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                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 20, 1998

                              ARVIN INDUSTRIES, INC.
                              -------------------------
                              (Registrant)


                              /s/ A.R. Sales
                              -------------------------
                              A.R. Sales
                              Treasurer


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                             EXHIBIT INDEX

Number         Description
------         -----------

1         Underwriting Agreement among the Registrant,
          Merrill Lynch & Co., Merrill Lynch, Pierce,
          Fenner & Smith Incorporated and Lehman Brothers
          Inc., dated March 18, 1998.

4         Form of 6.75% Notes due March 15, 2008.